UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2024

Ribbon Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38267	82-1669692
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6500 Chase Oaks Boulevard, Suite 100, Plano, Texas	75023
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 614-8100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RBBN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

The 2024 annual meeting of stockholders (the “2024 Annual Meeting”) of Ribbon Communications Inc. (the “Company”) is expected to be held on June 4, 2024. The Company expects to publish additional details regarding the exact time, location and matters to be voted on at the 2024 Annual Meeting in the Company’s definitive proxy statement for the 2024 Annual Meeting. This date represents a change of more than 30 days from the anniversary date of the Company’s 2023 annual meeting of stockholders held on August 3, 2023. As a result, the deadlines for stockholders to submit proposals and nominations of directors for the 2024 Annual Meeting as set forth in the Company’s definitive proxy statement for its 2023 annual meeting of stockholders no longer apply.

Under the Company’s Amended and Restated Bylaws (the “By-Laws”), for stockholder proposals and director nominations to be presented at the 2024 Annual Meeting (other than by means of inclusion of a stockholder proposal in the proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is described below), the stockholder must have given written notice to the Secretary of the Company at the Company’s principal executive office no later than the close of business on March 23, 2024. The notice must include all of the information required by the By-Laws.

Stockholder proposals intended for inclusion in the Company’s definitive proxy statement for the 2024 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received at the Company’s principal executive office no later than the close of business on March 28, 2024 (which the Company believes is a reasonable time before it begins to print and mail its proxy materials). Any such proposal must also meet the requirements set forth in the rules and regulations of the Exchange Act in order to be eligible for inclusion in the proxy materials for the 2024 Annual Meeting.

All such proposals and nominations must be addressed to the Secretary of the Company at 6500 Chase Oaks Blvd., Suite 100 Plano, Texas 75023, Attn: Patrick Macken, Executive Vice President, Chief Legal Officer and Corporate Secretary.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the By-Laws and Rule 14a-19 under the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ribbon Communications Inc.

	By:	/s/ Patrick Macken
		Name:	Patrick Macken
		Title:	Executive Vice President and Chief Legal Officer

Date: March 13, 2024